Planned Acquisition of Solitaire Homes, Inc. October 28, 2022 FACTORY-BUILT HOUSING SOLUTIONS

2 Solitaire Homes Overview • Solitaire Homes (“Solitaire”) is a family-owned, vertically integrated factory-built housing manufacturer and retailer • Owned and operated by the Elliott family since its founding in 1965 • Headquartered in Duncan, OK • 4 manufacturing facilities • 1,577 homes sold in 2021 (excludes the Duncan, Oklahoma facility start-up) • 22 retail stores • Dedicated transportation operations • 950 employees Key Statistics Deming, NM Duncan, OK Ojinaga, MX (2) • Focused on building multi-section models • Plant opened in 2001 • Previously idled facility outside company headquarters • Focused on building multi-section models • Restarted production in 2022 • 2 manufacturing facilities located in Ojinaga, Mexico across the border from Presidio, Texas • Focused on building single-section models • Dedicated warehouse in Presidio houses raw materials and finished product, which is assembled in Ojinaga Overview of Manufacturing Facilities Distribution Channels (% of 2021 Homes Sold) Company- Owned Retail 65% Independent Retail 7% Manufactured Housing Communities 28%

3 Solitaire Homes Geographic Footprint 2 Manufacturing (4) Retail (22) Note: 10 of the 22 retail locations are currently in an unconsolidated joint venture, which Cavco will be purchasing full ownership.

4 Transaction Rationale • Accretive transaction on an earnings and cash flow from operations basis at an attractive price based on industry benchmarks • Provides Cavco with unique, cross-border manufacturing complex • Expands Cavco’s manufacturing footprint in the Southwest region and manufactures product that complements our existing home offerings • Potential for operational and revenue synergies across manufacturing and retail • Maintain strong liquidity position subsequent to the purchase

5 Transaction Summary 0.6x 5.6x EV / FY 2021 Pro-forma Net Revenue EV / FY 2021 Pro-forma EBITDA Purchase Price $93 million, subject to certain closing adjustments and transaction costs Enterprise Value (“EV”) Multiples Note: Dollars in millions. Solitaire Fiscal Year ends the December 31. (1) Financial figures include earnings from Solitaire’s unconsolidated joint venture. Immaterial earnings from Solitaire’s Mexico operations are excluded. Both are within the transaction perimeter. See Appendix page 8 for additional detail and non-GAAP reconciliation. FY 2021 Pro-forma Net Revenue FY 2021 Pro-forma EBITDA $156.3 $16.5 Financial Results (1)

6 Pro Forma Manufacturing Locations Builds on Cavco’s manufacturing footprint in the Southwest, expanding its presence in Texas and adding manufacturing capacity in New Mexico and Oklahoma Cavco HQ 2 Solitaire Facilities (4) Cavco Facilities (27)

FACTORY-BUILT HOUSING SOLUTIONS Appendix

8 Non-GAAP Reconciliation Note: Dollars in millions. Solitaire Fiscal Year ends the December 31. Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) are metrics not calculated in accordance with Generally Accepted Accounting Principles in the U.S. (“GAAP”). Management believes EBITDA is useful because they provide additional tools to compare business performance across companies and periods and are commonly used by financial analysts in evaluating operating performance. Unconsolidated Joint Venture line items add the financial impact of the non-Solitaire owned equity interest in a retail joint venture that has also been acquired as part of the transaction perimeter. Financial figures exclude earnings from Solitaire’s Mexico operations.

9 Forward Looking Statements Certain statements contained in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In general, all statements that are not historical in nature are forward-looking. Forward-looking statements are typically included, for example, in discussions regarding the expected benefits of the acquisition of Solitaire Homes. All forward-looking statements are subject to risks and uncertainties, many of which are beyond our control. As a result, our actual results or performance may differ materially from anticipated results or performance. Factors that could cause such differences to occur include, but are not limited to: the impact of local or national emergencies including the COVID-19 pandemic, including such impacts from state and federal regulatory action that restricts our ability to operate our business in the ordinary course and impacts on (i) customer demand and the availability of financing for our products, (ii) our supply chain and the availability of raw materials for the manufacture of our products, (iii) the availability of labor and the health and safety of our workforce and (iv) our liquidity and access to the capital markets; labor shortages and the pricing and availability of transportation or raw materials; increased health and safety incidents; our ability to negotiate reasonable collective bargaining agreements with the unions representing certain employees; increases in the rate of cancellations of home sales orders; our ability to successfully integrate past acquisitions or future acquisitions; involvement in vertically integrated lines of business, including manufactured housing consumer finance, commercial finance and insurance; information technology failures or cyber incidents; our ability to maintain the security of personally identifiable information of our customers, suppliers and employees; our participation in certain financing programs for the purchase of our products by industry distributors and consumers, which may expose us to additional risk of credit loss; our exposure to significant warranty and construction defect claims; our exposure to claims and liabilities relating to products supplied to the Company or work done by subcontractors; our contingent repurchase obligations related to wholesale financing provided to industry distributors; a write- off of all or part of our goodwill; our ability to maintain relationships with independent distributors; our business and operations being concentrated in certain geographic regions; taxation authorities initiating or successfully asserting tax positions which are contrary to ours; governmental and regulatory disruption, including prolonged delays by Congress and the President to approve budgets or continuing appropriations resolutions to facilitate the operation of the federal government; curtailment of available financing from home-only lenders and increased lending regulations; the effect of increasing interest rates on our customer's ability to finance home purchases; availability of wholesale financing and limited floor plan lenders; market forces, rising interest rates and housing demand fluctuations; the cyclical and seasonal nature of our business; competition; general deterioration in economic conditions and turmoil in the financial markets; unfavorable zoning ordinances; extensive regulation affecting the production and sale of manufactured housing; potential financial impact on the Company from the recently settled regulatory action by the SEC against the Company, including potential higher insurance costs as a result of such action, potential reputational damage that the Company may suffer and the Company's potential ongoing indemnification obligations related to ongoing litigation not involving the Company; losses not covered by our director and officer insurance, which may be large, adversely impacting financial performance; loss of any of our executive officers; liquidity and ability to raise capital may be limited; and organizational document provisions delaying or making a change in control more difficult; together with all of the other risks described in our filings with the SEC. Readers are specifically referred to the Risk Factors described in Item 1A of the Company's Annual Report on Form 10-K for the year ended April 2, 2022 as may be updated from time to time in future filings on Form 10-Q and other reports filed by the Company pursuant to the Securities Exchange Act of 1934, which identify important risks that could cause actual results to differ from those contained in the forward-looking statements. Cavco expressly disclaims any obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise, as required by law. Investors should not place undue reliance on any such forward-looking statements.